Exhibit 99.1 2020 Annual Meeting of Shareholders April 28, 2020

Forward-Looking Statements This presentation contains forward-looking information and statements, within not limited to, risks and uncertainties caused by or relating to the evolving the meaning of applicable securities laws (collectively, “forward-looking COVID-19 pandemic, and the fear of that pandemic and its potential effects, the statements”), including, but not limited to, statements regarding Bausch Health's severity, duration and future impact of which are highly uncertain and cannot be future prospects and performance, expected cash generated from operations predicted, and which may have a material adverse impact on the Company, and the anticipated uses of same, management’s commitments and expected including but not limited to its supply chain, third party suppliers, project targets and our ability to achieve the action plan and expected targets in the development timelines, and costs (which may increase) and revenue and periods anticipated, the expected impact of COVID-19 (including on our margins (both of which may decrease). In addition, certain material factors and employees, supply chain, liquidity and financial position) and the planned actions assumptions have been applied in making these forward-looking statements, being take in connection therewith (including planned donations, proposed including that the risks and uncertainties outlined above will not cause actual clinical trials and anticipated results thereof and our continued commitment to results or events to differ materially from those described in these forward- patient access) and our expectations regarding access to capital under our looking statements, and additional information regarding certain of these revolving credit facility. Forward-looking statements may generally be identified material factors and assumptions may also be found in the Company’s filings by the use of the words “plans”, “projects”, "anticipates," "expects," “goals”, described above. The Company believes that the material factors and "intends," "should," "could," "would," "may," "will," "believes," "estimates," assumptions reflected in these forward-looking statements are reasonable, but "potential," "target," “commit,” or "continue" and variations or similar expressions. readers are cautioned not to place undue reliance on any of these forward- These forward-looking statements, including management’s expectations and looking statements. These forward-looking statements speak only as of the date expected targets for 2020 and beyond, are based upon the current expectations hereof. Bausch Health undertakes no obligation to update any of these forward- and beliefs of management and are provided for the purpose of providing looking statements to reflect events or circumstances after the date of this additional information about such expectations and beliefs and readers are presentation or to reflect actual outcomes, unless required by law. cautioned that these statements may not be appropriate for other purposes. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results and events to differ materially from those described in these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in the Company's most recent annual and quarterly reports and detailed from time to time in the Company's other filings with the Securities and Exchange Commission and the Canadian Securities Administrators, which risks and uncertainties are incorporated herein by reference. They also include, but are 1

Non-GAAP Information To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP financial measures, including Organic Revenue Growth. Management uses non-GAAP measures as key metrics in the evaluation of company performance and the consolidated financial results and, in part, in the determination of cash bonuses for its executive officers. The Company believes non-GAAP measures are useful to investors in their assessment of our operating performance and the valuation of our Company. In addition, non-GAAP measures address questions the Company routinely receives from analysts and investors and, in order to assure that all investors have access to similar data, the Company has determined that it is appropriate to make this data available to all investors. However, non-GAAP measures are not prepared in accordance with GAAP nor do they have any standardized meaning under GAAP. In addition, other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar non- GAAP measures. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation. They should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. The reconciliations of these historic non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are shown in the appendix hereto. 2

Introductions: Board of Directors Joseph C. Papa Thomas W. Ross, Sr. Richard U. De Schutter D. Robert Hale Argeris (Jerry) N. Sarah B. Kavanagh Chairman Karabelas John A. Paulson Robert N. Power Russel C. Robertson Andrew C. Dr. Amy B. von Eschenbach, M.D Wechsler 3

Remarks from Chairman & CEO Joseph C. Papa 2020 Annual Meeting of Shareholders April 28, 2020 4

Impact on the World Today Every day more than 150 million people around the world use a Bausch Health product 5

Our Vision, Mission and Values Our Vision: Core Values: To Be Your Trusted • Accountability Health Care Partner • Agility • Courage • Integrity • Teamwork • Results Orientation Our Mission: Improving People’s Lives With Our Health Care Products 6

2019: Pivot to Offense

BAUSCH Health | FY19 Reported Revenue: +3% | FY19 Organic Revenue[1,2]: +4%

Key Drivers in 2019

- Bausch + Lomb/ International reported 2% revenue growth and 5% organic revenue growth[1,2] for full year 2019 driven by:
  - Global Consumer: Strong LUMIFY® growth and performance of eye vitamin franchise (Ocuvite® + PreserVision®)
  - Global Vision Care: Performance of Biotrue® ONEday and Bausch + Lomb ULTRA®
  - International Rx: Russia, Egypt and Canada organic growth[1,2]
  - Global Surgical: Performance of enVista®
- Salix reported full-year revenue of >$2B for the first time ever, driven by:
  - XIFAXAN® which saw 8% TRx growth vs. FY18[3]
  - TRULANCE® which saw >30% TRx growth vs. FY18[3]

Additional Highlights

- $1,501M of cash generated from operations during 2019
- Increased R&D by 14% in 2019 vs. 2018
- Used ~$1.1B to reduce debt and for "bolt-on" acquisitions:
  - Repaid ~$900M[4] of debt
  - Utilized ~$250M to:
    - Acquire TRULANCE®, dolcanatide and EM-100
    - License in rights to investigational products amiselimod (S1P Modulator), XIPERE™, NOV03[5] and a novel investigational compound for treatment of NAFLD[6] and NASH[7]

1. See Slide 2 and Appendix for further non-GAAP information.
2. Organic growth/change, a non-GAAP metric, is defined as a change on a period-over-period basis in revenues on a constant currency basis (if applicable) excluding the impact of acquisitions, divestitures and discontinuations.
3. IQVIA NPA monthly.
4. Includes net impact of activity under our revolving credit facility. Subsequent to 12/31/2019, we announced the redemption of $100 million of 5.5% Senior Notes due 2023 (bonds were redeemed on March 12th).
5. Announced in late 2019 with payment in 2020.
6. Non-alcoholic fatty liver disease.
7. Non-alcoholic steatohepatitis.

7 BAUSCH Health

New Products Producing Results

thermage FLX

- Following the launch of Thermage® FLX in Asia Pacific, the franchise saw 70% reported revenue growth and 73% organic revenue growth[1,2] vs. FY18
- Thermage® is now a top 10 Bausch Health franchise


LUMIFY

- $63M in revenue for FY19
- Achieved weekly market share of ~43%[3]
- #1 physician-recommended product in Redness Reliever category[4]

Trulance™ (plecanatide)

- Reported $55M in revenue during 2019, in line with guidance
- >30% TRx growth vs. FY18[5]
- Since acquisition, improved market access position for ~35M lives

Duobrii™ (halobetasol propionate and tazarotene) Lotion 0.01% / 0.045%

- ~25% TRx growth in 4Q19 vs. 3Q19[5]
- 63% commercial access in first eight months of launch

1. See Slide 2 and Appendix for further non-GAAP information.
2. Organic growth/change, a non-GAAP metric, is defined as a change on a period-over-period basis in revenues on a constant currency basis (if applicable) excluding the impact of acquisitions, divestitures and discontinuations.
3. Retail Dollar Share for total United States. IRI MULO Data Ending 1-19-2020, One Click Retail Data for AMAZON Ending 1-19-2020 and Market Advantage IRI for COSTCO Ending 1-19-2020.
4. IQVIA ProVoice Monthly Survey Month Ending 3Q19.
5. IQVIA NPA monthly.

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BAUSCH Health

COVID-19 Update 9

COVID-19: Impacts and Actions Employees Supply Chain Liquidity • Health and safety of our employees • Objective: maintain uninterrupted • BHC is in a strong position from a is paramount. Senior management availability of our products to meet liquidity standpoint continues to assess situation and needs. Have increased production • In 2019: generated $1.5B of cash implement actions to protect our for certain consumer products to from operations in and deployed colleagues. meet demand. $1.1B for debt reduction (~$900M) • Majority of employees (including • No material disruption in our supply and “bolt-on” acquisitions sales forces) working remotely chain – manufacturing facilities • Next debt maturity not until Q1 2022 where possible largely still online • $1.225B revolving credit facility that • For personnel that cannot work • Supply Chain team was quick to was undrawn as of December 31, remotely, we are taking every react globally; have put procedures 2019 precaution to ensure they are in place to mitigate risk of material working in an environment that is as closures or disruptions. • Fully expect to have access to safe as possible capital under revolving credit facility • Multiple sources of API and across a broad range of scenarios in • Following procedures and Intermediates for many of our the event it is required guidelines from WHO, CDC and products local authorities 10

COVID-19: How Bausch Health is Helping

"In line with our mission of improving people's lives with our health care products, we will continue to seek opportunities to offer support and aid to the institutions, **patients and health care providers battling this pandemic."**

Providing Medicines and Supplies

- Ramping up manufacturing of chloroquine and azithromycin with the goal of donating these products where and when needed (Europe)
- Initiated clinical trial programs in Canada evaluating a investigation use of VIRAZOLE® (Ribavirin for Inhalation Solution, USP) in combination with standard of care therapy to treat hospitalized adult patients with respiratory distress due to COVID-19
  - Making available for donation antiviral VIRAZOLE® (Ribavirin for Inhalation Solution, USP) for nebulization in compassionate use in hospitals (Italy)
- Making available for donation of ARTELAC® Splash™ eye drops for local hospitals (Spain)
- Working toward investigative trials in U.S. to evaluate XIFAXAN® (rifaximin) to potentially address symptoms of gastrointestinal distress and pulmonary compromise associated with COVID-19 infection
  - If successful in resolving symptoms or reducing duration of COVID-19, the company will donate XIFAXAN to various hospitals
- Donation of Biotrue® ONEday daily disposable contact lenses to health care providers to alleviate reported fogging of eyeglasses while wearing protective gear, such as goggles, face masks and containment suits (Wuhan, China)
- Conversion of a production line to produce hand sanitizer for donation to health care providers, first responders and volunteers (Jinan, China and Laval, Quebec site in Canada)

Continued Commitment to Patient Access

- Bausch Health Patient Assistance Program (PAP) continues to ensure that eligible U.S. patients in need who lack health insurance coverage for certain Bausch Health medicines are able to access their prescription medicines.
- During this time when many health care offices are not operating on regular schedules, the PAP has increased its efforts to work with patients and physicians' offices to ensure patients have uninterrupted access to their medicines.

11 BAUSCH Health

Closing Remarks 12

Bausch Health 20/20 Vision: Global, Diversified, Durable Diverse Company • Only one product accounts for >5% of revenue • Diversified by revenue type (Rx, OTC, devices) and geography • Independently strong businesses Global Footprint • Operating in ~100 countries around the world • Opportunity to globalize gastroenterology and dermatology Insulated from U.S. Branded Prescription Pricing • ~60% of Bausch Health is not exposed to U.S. branded prescription pricing3 Durable Revenue Flow Driven by Megatrends • Eight consecutive quarters of total company organic revenue growth1,2 led by Bausch + Lomb/International and Salix3 Critical Mass of People Consuming BHC Products • Every day more than 150 million people around the world use a Bausch Health product 1. See Slide 2 and Appendix for further non-GAAP information. 13 2. Organic growth, a non-GAAP metric, is defined as an increase on a year-over-year basis in revenues on a constant currency basis (if applicable) excluding the impact of acquisitions, divestitures and discontinuations. 3. As of 12.31.2019.

Question & Answer Period 14

Appendix 15

Reconciliation of Reported Growth to Organic Growth ($M)

Calculation of Organic Revenue

	Twelve Months Ended December 31, 2019				Twelve Months Ended December 31, 2018			Change in Organic Revenue	
	Revenue as Reported	Changes in Exchange Rates (a)	Acquisition	Organic Revenue (Non-GAAP) (b)	Revenue as Reported	Divestitures and Discontinuations	Organic Revenue (Non-GAAP) (b)	Amount	Pct.
Total Company	8,601	112	(55)	8,658	8,380	(54)	8,326	332	4%
Thermage®	143	2	-	145	84	-	84	61	73%
Russia, Egypt and Canada	502	(6)	-	496	440	(3)	437	59	14%

Calculation of Bausch + Lomb / International Organic Revenue

	Revenue as Reported	Changes in Exchange Rates (a)	Acquisition	Organic Revenue (Non-GAAP) (b)		Revenue as Reported	Divestitures and Discontinuations	Organic Revenue (Non-GAAP) (b)	Change in Organic Revenue Amount	Pct.
Twelve Months Ended December 31, 2019	4,739	110	-	4,849	Twelve Months Ended December 31, 2018	4,664	(41)	4,623	226	5%

(a) The impact for changes in foreign currency exchange rates is determined as the difference in the current period reported revenues at their current period currency exchange rates and the current period reported revenues revalued using the monthly average currency exchange rates during the comparable prior period.

(b) To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-*GAAP financial measures. For additional information about the Company's use of such non-*GAAP financial measures, refer to slide 2 and to this Appendix. Organic revenue (non-GAAP) for the current year is calculated as revenue as reported adjusted for the impact for changes in exchange rates (previously defined in this press release). Organic revenue (non-GAAP) for the prior year is calculated as revenue as reported less revenues attributable to divestitures and discontinuances during the twelve months prior to the day of divestiture or discontinuance, as there are no revenues from those businesses and assets included in the comparable current period. Organic revenue is also adjusted for acquisitions.

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BAUSCH+ Health

Non-GAAP Appendix Description of Non-GAAP Financial Measures Description of Non-GAAP Financial Measures Organic revenue growth reflects adjustments for: (i) the impact of Organic Revenue Growth period-over-period changes in foreign currency exchange rates on To supplement the financial measures prepared in accordance with revenues and (ii) the revenues associated with acquisitions, U.S. generally accepted accounting principles (GAAP), the Company divestitures and discontinuations of businesses divested and/ or uses certain non-GAAP financial measures, as follows. These discontinued. These adjustments are determined as follows: measures do not have any standardized meaning under GAAP and other companies may use similarly titled non-GAAP financial measures • Foreign currency exchange rates: Although changes in foreign that are calculated differently from the way we calculate such currency exchange rates are part of our business, they are not measures. Accordingly, our non-GAAP financial measures may not be within management’s control. Changes in foreign currency comparable to similar non-GAAP measures. We caution investors not exchange rates, however, can mask positive or negative trends in to place undue reliance on such non-GAAP measures, but instead to the business. The impact for changes in foreign currency consider them with the most directly comparable GAAP measures. exchange rates is determined as the difference in the current Non-GAAP financial measures have limitations as analytical tools and period reported revenues at their current period currency should not be considered in isolation. They should be considered as a exchange rates and the current period reported revenues revalued supplement to, not a substitute for, or superior to, the corresponding using the monthly average currency exchange rates during the measures calculated in accordance with GAAP. comparable prior period. • Acquisitions, divestitures and discontinuations: In order to present Organic Revenue Growth period-over-period organic revenues on a comparable basis, revenues associated with acquisitions, divestitures and Organic revenue growth, a non-GAAP metric, is defined as a change discontinuations are adjusted to include only revenues from those on a period-over-period basis in revenues on a constant currency basis businesses and assets owned during both periods. Accordingly, (if applicable) excluding the impact of recent acquisitions, divestitures organic revenue growth excludes from the current period revenues and discontinuations. Organic revenue growth is change in GAAP attributable to each acquisition for twelve months subsequent to Revenue (its most directly comparable GAAP financial measure) the day of acquisition, as there are no revenues from those adjusted for certain items, as further described below, of businesses businesses and assets included in the comparable prior period. that have been owned for one or more years. Organic revenue is Organic revenue growth excludes from the prior period (but not the impacted by changes in product volumes and price. The price current period), all revenues attributable to each divestiture and component is made up of two key drivers: (i) changes in product gross discontinuance during the twelve months prior to the day of selling price and (ii) changes in sales deductions. The Company uses divestiture or discontinuance, as there are no revenues from those organic revenue growth to assess performance of its business units businesses and assets included in the comparable current period. and operating and reportable segments, and the Company in total, without the impact of foreign currency exchange fluctuations and Please also see the reconciliation in this Appendix for further recent acquisitions, divestitures and product discontinuations. The information as to how this non-GAAP measure is calculated for the Company believes that such measure is useful to investors as it periods presented. provides a supplemental period-to-period comparison. 17